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                           MUNDER MIDCAP SELECT FUND
                           Class A, B, II & Y Shares

                      Supplement Dated September 5, 2003
                     to Prospectus Dated October 31, 2002

In reference to page 11 of the Prospectus under the heading "Applicable Sales Charges - Front-End Sales Charge - Class A Shares," please note the following:
Investors are advised that during the period from September 8, 2003 through November 30, 2003, the Sales Charge as a Percentage of Your Investment will remain unchanged. However, the Dealer Reallowance As a Percentage of the Offer Price may be increased for certain dealers to the level of the applicable Sales Charge for the purchase amount.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUPMID903